Pension, Health Care and Postretirement Benefits Other Than Pensions - Effects of Trend Rate Changes and Future Benefit Cash Payments (Details) - Postretirement Benefits Other than Pensions
$ in Thousands
12 Months Ended
Dec. 31, 2017 USD ($)
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, one-percentage-point, increase	$ 104
Effect on total of service and interest cost components, one-percentage-point, decrease	(124)
Effect on the postretirement benefit obligation one-percentage-point, increase	2,655
Effect on the postretirement benefit obligation one-percentage-point, decrease	(2,794)
Retiree health care benefit cash payments
2018	17,192
2019	18,139
2020	19,058
2021	19,541
2022	19,816
2023 through 2027	98,270
Total expected benefit cash payments	$ 192,016